PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITIES

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement, dated August 26, 2014,

to Prospectuses dated April 28, 2014

This supplement should be read in conjunction with your Annuity Prospectus and should be retained for future reference. This supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own. Defined terms used in this supplement shall have the meanings given to them in the Prospectuses and SAIs. In this supplement, “the Company” refers to either Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey based on the company that issued your Annuity.

We are issuing this supplement to restate Appendix B to your Annuity Prospectus and to add an example of the Charge Basis in the section of your Prospectus entitled “Fees, Charges and Deductions”.

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888. Accordingly, we make the following change to your Annuity Prospectus:

1.  Appendix B is hereby replaced in its entirety by the following:

APPENDIX B – SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU

The Company offers two deferred variable annuity products in this Prospectus. Both Annuities, (B and C Series), have different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the Annuity. Both of these Annuities may be available to you, depending on factors such as the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

Among the factors you should consider when choosing which Annuity product may be most appropriate for your individual needs are the following:

■	Your age;
■	The amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity,
■	How long you intend to hold the Annuity (also referred to as “investment time horizon”);
■	Your desire to make withdrawals from the Annuity and the timing of those withdrawals;
■	Your investment objectives;
■	The guarantees that an optional benefit may provide; and
■	Your desire to minimize costs and/or maximize return associated with the Annuity.

You can compare the costs of the B Series and C Series by examining the section in this Prospectus entitled “Summary of Contract Fees and Charges”. There are trade-offs associated with the costs and benefits provided by both of the Series. The B Series has Contingent Deferred Sales Charge (CDSC) associated with it, while the C Series does not. The B Series provides a higher Surrender Value in long-term scenarios than the C Series. Because the C Series does not have a CDSC, it provides a higher Surrender Value in short-duration scenarios. In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you including the different ongoing fees and charges you pay to stay in the Annuity.

The following chart outlines some of the different features for each Annuity sold through this Prospectus. The availability of an optional benefit, such as the one noted in the chart, will increase the total cost of the Annuity. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.

To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.

Product Comparison

Below is a summary of the Prudential Premier® Investment Variable AnnuitySM B Series and C Series sold through this Prospectus. Your registered Financial Professional can provide you with the summary prospectuses or statutory prospectus for the underlying Portfolios and can guide you through “Selecting the Annuity That’s Right For You” and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the Prospectus carefully before investing. The Company does not make recommendations or provide investment advice.

Annuity Comparison	B Series	C Series
Minimum Investment	$10,000	$10,000
Maximum Issue Age	85	85
Maximum Issue Age (Return of Purchase Payments Death Benefit)	79	79
Contingent Deferred Sales Charge Schedule (Based on date of each purchase payment) May vary by state	7 Years (7%, 7%, 6%, 6%, 5%, 4%, 3%) 0% after 7 years	None
Account Value Based Insurance Charge	0.55%	0.68%
Premium Based Insurance Charge (Annual Equivalent)	0.55%	0.67%
Optional Return of Purchase Payments Death Benefit (Total Annual Charge)	0.15% Premium Based and 0.15% Account Value Based	0.15% Premium Based and 0.15% Account Value Based
Annual Maintenance Fee	Lesser of: ■ $50, or ■ 2% of Unadjusted Account Value ■ Waived for Purchase Payments equal to, or greater than $100,000	Lesser of: ■ $50, or ■ 2% of Unadjusted Account Value ■ Waived for Purchase Payments equal to, or greater than $100,000
MVA Options	6 and 12 month DCA MVA option	6 and 12 month DCA MVA option
Variable Investment Options (Not all options available if you elect the Return of Purchase Payments Death Benefit)	Advanced Series Trust	Advanced Series Trust
Basic Death Benefit	Unadjusted Account Value	Unadjusted Account Value
Optional Death Benefit (Return of Purchase Payments Death Benefit)	Greater of: ■ Purchase Payments minus proportional withdrawals; and ■ Unadjusted Account Value	Greater of: ■ Purchase Payments minus proportional withdrawals; and ■ Unadjusted Account Value

HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender. We assume the surrender is taken on the day immediately prior to the surrender charge change that precedes the Annuity Anniversary specified (or, two days before the Annuity Anniversary specified). The “Annuity Anniversary” is the anniversary of the Issue Date of the Annuity. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.

The examples further assume that no additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the applicable underlying Portfolios (which is 1.07% for both Series) as of December 31, 2013 and the charges deducted from the Annuity at the Separate Account level. The arithmetic average of all fund expenses is computed by adding Portfolio management fees, 12b-1 fees and other expenses of all the underlying Portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the “Summary of Contract Fees and Charges.” The Separate Account level charge refers to the Account Value Based Insurance Charge. The Premium Based and the Account Value Based Insurance Charges are included in the following examples.

The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable.

The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the Annuity Anniversary, as described above, therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. Please note that the CDSC only applies to the B Series. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

B Series

	0% Gross Rate of Return		6% Gross Rate of Return		10% Gross Rate of Return
	All years	-2.33%	All years	3.92%	All years	7.96%
Yr	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value
1	$97,981	$90,981	$103,856	$96,856	$107,772	$100,772
2	95,855	88,855	107,746	100,746	116,058	109,058
3	93,763	87,763	111,802	105,802	125,025	119,025
4	91,706	85,706	116,033	110,033	134,730	128,730
5	89,681	84,681	120,445	115,445	145,233	140,233
6	87,689	83,689	125,046	121,046	156,599	152,599
7	85,729	82,729	129,845	126,845	168,901	165,901
8	83,801	83,801	134,849	134,849	182,214	182,214
9	81,904	81,904	140,069	140,069	196,623	196,623
10	80,037	80,037	145,512	145,512	212,216	212,216
11	78,201	78,201	151,188	151,188	229,092	229,092
12	76,394	76,394	157,108	157,108	247,355	247,355
13	74,617	74,617	163,282	163,282	267,121	267,121
14	72,868	72,868	169,720	169,720	288,513	288,513
15	71,147	71,147	176,435	176,435	311,663	311,663
16	69,454	69,454	183,438	183,438	336,718	336,718
17	67,789	67,789	190,741	190,741	363,834	363,834
18	66,150	66,150	198,357	198,357	393,179	393,179
19	64,538	64,538	206,300	206,300	424,938	424,938
20	62,952	62,952	214,584	214,584	459,309	459,309
21	61,391	61,391	223,223	223,223	496,507	496,507
22	59,856	59,856	232,233	232,233	536,764	536,764
23	58,345	58,345	241,628	241,628	580,332	580,332
24	56,859	56,859	251,427	251,427	627,484	627,484
25	55,397	55,397	261,647	261,647	678,513	678,513

Assumptions:

a.	$100,000 initial investment

b.	Portfolio Expenses = 1.07%

c.	No optional death benefit is elected

d.	Annuity was issued on or after April 28, 2014

e.	Surrender value is accounted for 2 days before the Annuity Anniversary

f.	The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0%, 6% and 10% gross annual return, the B Series has the highest Surrender Value starting in Annuity Year 8.

C Series

	0% Gross Rate of Return		6% Gross Rate of Return		10% Gross Rate of Return
	All years	-2.66%	All years	3.70%	All years	7.76%
Yr	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value
1	$97,764	$97,764	$103,628	$103,628	$107,538	$107,538
2	95,397	95,397	107,244	107,244	115,526	115,526
3	93,072	93,072	111,011	111,011	124,161	124,161
4	90,787	90,787	114,934	114,934	133,494	133,494
5	88,543	88,543	119,019	119,019	143,581	143,581
6	86,337	86,337	123,274	123,274	154,483	154,483
7	84,169	84,169	127,706	127,706	166,266	166,266
8	82,040	82,040	132,322	132,322	179,002	179,002
9	79,947	79,947	137,130	137,130	192,768	192,768
10	77,892	77,892	142,138	142,138	207,646	207,646
11	75,871	75,871	147,353	147,353	223,726	223,726
12	73,886	73,886	152,785	152,785	241,107	241,107
13	71,936	71,936	158,442	158,442	259,892	259,892
14	70,020	70,020	164,335	164,335	280,196	280,196
15	68,137	68,137	170,472	170,472	302,140	302,140
16	66,287	66,287	176,864	176,864	325,859	325,859
17	64,469	64,469	183,521	183,521	351,495	351,495
18	62,682	62,682	190,455	190,455	379,203	379,203
19	60,927	60,927	197,677	197,677	409,150	409,150
20	59,203	59,203	205,199	205,199	441,519	441,519
21	57,508	57,508	213,033	213,033	476,503	476,503
22	55,843	55,843	221,192	221,192	514,316	514,316
23	54,208	54,208	229,690	229,690	555,184	555,184
24	52,600	52,600	238,541	238,541	599,356	599,356
25	51,021	51,021	247,760	247,760	647,099	647,099

Assumptions:

a.	$100,000 initial investment

b.	Portfolio Expenses = 1.07%

c.	No optional death benefit is elected

d.	Annuity was issued on or after April 28, 2014

e.	Surrender value is accounted for 2 days before the Annuity Anniversary

f.	The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0%, 6% and 10% gross annual return, the C Series has the highest Surrender Value in Annuity Years 1 through 7.

2. The following Example 3 is added to the “Examples of the Charge Basis” in the section of the Prospectus entitled, “Fees, Charges and Deductions:”

Example 3: Assume your Charge Basis is $100,000 and your Account Value is $90,000. You decide to take a partial withdrawal of $25,000. We will reduce your Account Value and Charge Basis by $25,000. In this example, the Account Value is less than the Charge Basis, which means that there has been a decrease in your Account Value due to negative performance of the investment options. As a result of the partial withdrawal, your new Charge Basis is $75,000.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PPIVASUP1

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